UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2022

PERMROCK ROYALTY TRUST

(Exact name of Registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation or organization)	001-38472 (Commission File Number)	82-6725102 (I.R.S. Employer Identification No.)

Simmons Bank Trustee P.O. Box 470727 Fort Worth, Texas		76147
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, including area code: (855) 588-7839

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units of Beneficial Interest	PRT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On April 5, 2022, PermRock Royalty Trust (the “Trust”) commenced its Special Meeting of unitholders (the “Special Meeting”) as previously scheduled and adjourned the meeting to permit the solicitation of additional proxies in favor of the proposals. The Special Meeting was adjourned to allow the unitholders additional time to vote on the proposals described in the Trust’s definitive proxy statement filed by the Trust with the Securities Exchange Commission on February 9, 2022.

The Special Meeting will be reconvened on May 4, 2022 at 1:00 p.m., Central Time, at Shady Oaks Country Club, 320 Roaring Springs Road, Fort Worth, TX 76114. The record date for unitholders entitled to vote at the Special Meeting remains February 4, 2022. Unitholders who have already voted do not need to recast their votes. Proxies previously submitted in respect of the Special Meeting will be voted at the adjourned meeting unless properly revoked.

On April 6, 2022, the Trust issued a press release announcing the adjournment of the Special Meeting. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Forward-looking Statements

Any statements in this Current Report on Form 8-K and the exhibits filed or furnished herewith about plans for the Registrant, the expected timing of the completion (if any) of the proposed resignation of the Trustee or appointment of a successor trustee, and other statements containing the words “estimates,” “believes,” “anticipates,” “plans,” “expects,” “will,” “may,” “intends” and similar expressions, other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Factors or risks that could cause the Registrant’s actual results to differ materially from the results it anticipates include, but are not limited to the inability of the Trustee to resign or Argent Trust Company to assume duties as successor trustee due to the failure to obtain necessary unitholder or court approval or the failure to satisfy other conditions to the Trustee’s resignation set forth in the Trustee’s notice of resignation and definitive proxy statement.

Actual results may differ materially from those indicated by such forward-looking statements. In addition, the forward-looking statements included in this press release represent the Trustee’s views as of the date hereof. The Trustee anticipates that subsequent events and developments may cause its views to change. However, while the Trustee may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Trustee’s views as of any date subsequent to the date hereof.

Item 9.01	Financial Statements and Exhibits.

d.	Exhibits

99.1	Press Release dated April 6, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PERMROCK ROYALTY TRUST

	By:	SIMMONS BANK, TRUSTEE

Date:April 6, 2022	By:	/s/ LEE ANN ANDERSON
Lee Ann Anderson Senior Vice President